SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FRANKLIN WIRELESS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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FRANKLIN WIRELESS CORP.

2018

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

_____________________

December 21, 2018

at 2:00 p.m. Pacific Time

Franklin Wireless Corp.

9707 Waples Street

Suite 150

San Diego, CA 92121

FRANKLIN WIRELESS CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 21, 2018

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Franklin Wireless Corp. (“Franklin” or the “Company”) will be held at Franklin Wireless Corp., 9707 Waples Street, Suite 150, San Diego, California 92121 on Friday, December 21, 2018, at 2:00 p.m. Pacific Time.

At this year’s Annual Meeting, the agenda will include: (i) the election of directors; (ii) the ratification of the selection of our independent registered public accounting firm for fiscal 2019; and (iii) transaction of such other business as may properly come before the meeting or any adjournment thereof.  Please refer to the enclosed proxy statement for detailed information on each of these proposals and other important information about the Company.

We hope you will be able to attend the annual meeting, but we know that not every stockholder will be able to do so. Whether or not you plan to attend, please complete, sign and return your proxy, or vote by telephone, facsimile or via the Internet according to the instructions on the proxy card, so that your shares will be voted at the annual meeting.

The Company intends to furnish the Annual Report, Proxy Statement and Proxy card on or about November 9, 2018 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on October 29, 2018 will be entitled to attend and vote at the meeting.  A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company, during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.

By Order of the Board of Directors

/s/ OC Kim
OC Kim
President

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

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Franklin Wireless Corp.

9707 Waples Street

Suite 150

San Diego, California 92121

(858) 623-0000

______________________

PROXY STATEMENT

_______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Franklin Wireless Corp. (“Franklin” or the “Company”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at Franklin Wireless Corp., 9707 Waples Street, Suite 150, San Diego, California 92121 on Friday, December 21, 2018, at 2:00 p.m. Pacific Time, and at any postponements or adjournments thereof.  The proxy materials will be furnished to stockholders on or about November 9, 2018.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal contact, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on October 29, 2018, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company is delivering these materials to you in connection with the Company’s solicitation of proxies for use at the Annual Meeting.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

• this Proxy Statement for the Annual Meeting;
• the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018; and
• the proxy card or vote instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint OC Kim, our President, as your representative at the Annual Meeting.  By completing and returning a proxy card, you are authorizing this individual to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the Annual Meeting.

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What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of five persons named herein as nominees for directors of the Company to hold office, subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year 2019; and (iii) such other matters as may properly come before the meeting or any adjournment thereof.

What constitutes a quorum?

Holders of a majority of shares of our Common Stock entitled to vote at the Annual Meeting must be present at our Annual Meeting, in person or by proxy, to constitute a quorum necessary to conduct the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If, on October 29, 2018, your shares were registered directly in your name with our transfer agent, Mountain Share Transfer, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If, on October 29, 2018, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record.  If you are a stockholder of record, you may vote by any of the following methods:

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	Through the Internet. Go to the website set forth on your proxy card and follow the instructions provided at the website.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

•	Other methods. You may vote by completing, signing, dating and returning your proxy card via email or facsimile following the instructions set forth on your proxy card.

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Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	By Phone or through the Internet. If provided to you by the organization that holds your shares, follow the instructions for voting by phone or through the Internet.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The term “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal.  A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter.

What happens if I do not give specific voting instructions?

Stockholders of Record.  If you are a stockholder of record and you:

•	indicate when voting on the Internet or by email or facsimile that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holder will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally not vote on non-routine matters, such as the election of directors.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	for election of the five directors nominated to hold office, subject to the provisions of the Bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•	to approve the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year 2019.

With respect to any other matter that properly comes before the meeting, the proxy holder will vote as recommended by the Board of Directors or, if no recommendation is given, in his own discretion.

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How are Proxy materials delivered to households?

For shareholders receiving proxy material by mail, only one copy of the Company's 10-K for the fiscal year ending June 30, 2018 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company's 10-K for the fiscal year ending June 30, 2018, as amended, and this Proxy Statement upon such request.  If you share an address with at least one other stockholder and you currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Franklin Wireless Corp., 9707 Waples Street, Suite 150, San Diego, CA 92121 Attention: Corporate Secretary.

 How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of Franklin 's outstanding common stock, its directors, its executive officers, and its directors and executive officers as a group as of October 29, 2018, unless otherwise noted. Unless otherwise indicated, to the Company’s knowledge the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

Shares Beneficially Owned
Name and Address	Number		Percent
Joon Won Jyoung 9707 Waples Street, Suite 150, San Diego, CA 92121	1,869,012		17.7%

OC Kim 9707 Waples Street, Suite 150, San Diego, CA 92121	1,596,695		15.1%

Gary Nelson 9707 Waples Street, Suite 150, San Diego, CA 92121	391,825		3.7%

Yun J. (David) Lee 9707 Waples Street, Suite 150, San Diego, CA 92121	25,000		0.2%

Johnathan Chee 9707 Waples Street, Suite 150, San Diego, CA 92121	13,500		0.1%

Paul Packer 805 Third Ave., 15th Floor, New York, NY 10022	1,030,194	(1)	9.7%

Kennedy Capital Management, Inc. 10829 Olive Blvd., St. Louis, MO 63141	1,022,109	(2)	9.7%
All directors and executive officers as a group	3,896,032		36.9%
1)	Based solely on a Schedule 13G dated February 13, 2018, which indicates that Mr. Packer may be deemed to beneficially own 1,030,194 shares. With respect to these shares, Mr. Packer has shared voting power and shared dispositive power with Globis Capital Partners, L.P., Globis Capital Advisors, L.L.C., Globis Overseas Fund, Ltd., Globis Capital Management, L.P. and Globis Capital, L.L.C.

(2)	Based solely on a Schedule 13G dated February 13, 2018, which indicates that Kennedy Capital Management, Inc. may be deemed to beneficially own 1,022,109 shares.

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INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the President and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Proposal No. 1: Proposal for Election of Five Directors.” Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

Our Board currently consists of five persons, and all of them have been nominated by the Company to stand for election.

Name	Age	Position
OC Kim	53	President, Secretary and a Director
Gary Nelson	78	Chairman of the Board and a Director
Joon Won Jyoung	76	Director
Johnathan Chee	55	Director
Benjamin Chung	43	Director

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

How often did the Board meet during fiscal 2018?

During fiscal 2018, the Board of Directors held five meetings. Each director attended at least 75% of the meetings of the Board except for Joon Won Jyoung, who attended none of the meetings.

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What committees has the Board established?

The Board of Directors has an Audit Committee made up of Messrs. Chung (committee chair) and Nelson and a Compensation Committee made up of Messrs. Nelson (committee chair) and Chee. The Board of Directors has no other committees.

Audit Committee

The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company’s independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s independent auditor’s qualifications and independence, and (3) the performance of the independent auditors. In addition, the Committee renders its report for inclusion in the Company’s annual proxy statement. The Audit Committee has no charter.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. During fiscal 2018, the Audit Committee met four times. The current members of the Audit Committee meet the NASDAQ Listing Standards for the independence of audit committee members. The Board has determined that Benjamin Chung is an audit committee financial expert. The Report of the Audit Committee is presented elsewhere in this Proxy Statement.

Compensation Committee

The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s President and other executives. The Committee also determines individuals to be granted options under the Company’s Employee Stock Option Plan, the number of options awarded and the term of the options and interprets provisions of such plan. During fiscal 2018, one Compensation Committee meeting was held.

Nomination of Directors

The Board of Directors is responsible for identifying individuals qualified to become directors. The Board of Directors seeks to identify director candidates based on input provided by a number of sources, including (1) the members of the Board of Directors, (2) our stockholders, and (3) third parties, such as service providers. In evaluating potential candidates for director, the Board of Directors considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;
•	the ability to exercise sound judgment;
•	the ability to make independent analytical inquiries;
•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and
•	the appropriate and relevant business experience and acumen.

The Board of Directors will consider nominees recommended by stockholders if such recommendations are made in writing to the Board in compliance with the Bylaws of the Company. The Board of Directors does not plan to change the manner in which it evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

The Board of Directors does not have a formal policy relating to diversity among directors. In considering new nominees and whether to re-nominate existing members of the Board, the committee seeks to achieve a Board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the committee looks for a range of experience in strategic planning, sales, finance, executive leadership, industry and similar attributes.

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Stockholder Communications

Stockholders requesting communication with directors can do so by writing to Franklin Wireless Corp., c/o Corporate Secretary, 9707 Waples Street, Suite 150, San Diego, CA 92121.  At this time we do not screen communications received and would forward any requests directly to the named director. If no director is named in a general inquiry, the Secretary would forward such request to the Chairman of the Board of Directors. We do not provide the physical address, email address, or phone numbers of directors without a director’s permission.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our President.

Director Compensation

Each director is compensated a maximum of $10,000 annually, which is prorated based upon board meeting attendance. This compensation plan became effective January 1, 2015. Members of the Board who are also employees of the Company receive no compensation for their services as a director. Our directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors. During the 2018 fiscal year, none of our directors were granted stock options.

The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the members of the Board for the fiscal year ended June 30, 2018:

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total Compensation
Name (1)	($)	($)	($)	($)	($)
Gary Nelson	$10,000	$–	$–	$–	$10,000
Joon Won Jyoung	$–	$–	$–	$–	$–
Jonathan Chee	$10,000	$–	$–	$–	$10,000
Benjamin Chung	$8,750	$–	$–	$–	$8,750

_________________________

(1) OC Kim, a director and our President and a named executive officer, is not included in this table as he is an employee of the Company and therefore receives no compensation for his service as a director. Mr. Kim’s compensation is included in the “Summary Compensation Table” below.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are appointed by our Board of Directors and hold office at the pleasure of the Board. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Position
OC Kim	53	President, Secretary and Acting Chief Financial Officer
Yun J. (David) Lee	57	Chief Operating Officer

The following includes the principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers:

OC Kim has been our President, Secretary and a director since September 2003 and Acting Chief Financial Officer since April 2018. Prior to joining Franklin Wireless, Mr. Kim was the CEO and President of Accetio Inc., a company he founded in April 2001 that developed cell phones and modules for the telecommunications industry. In September 2003, Accetio Inc. merged with Franklin Telecommunications Corp. and was renamed Franklin Wireless. Prior to this, Mr. Kim was the Chief Operating Officer of Axesstel Inc., a pioneering developer of CDMA Wireless Local Loop Products. Before joining Axesstel, he was the president of the U.S. sales office for Kolon Data Communications Co., Ltd., one of Korea's most prominent technology conglomerates. While at Kolon Data Communications, Mr. Kim helped introduce the first generation of CDMA phones to the Korean market through his work with Qualcomm Personal Electronics (QPE), a joint venture between Qualcomm Incorporated and Sony Electronics Inc. Mr. Kim began his career at Lucky Goldstar (LG) Electronics. He has more than 28 years of experience in sales, marketing, and operations management in the telecommunications and information systems industries. He earned a B.A. from Sogang University in Korea.

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Yun J. (David) Lee has been the Chief Operating Officer since September 2008. Mr. Lee has 22 years of upper level management experience in telecommunications, including experience in the cellular telephone business in the U.S. and South America. Prior to joining the Company, he was President of Ace Electronics, and served as Chief Financial Officer and Director of Sales and Marketing for RMG Wireless. Prior to that, he served as Controller and Director of International Sales for Focus Wireless in Chicago.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executive officers has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

The following table sets forth all compensation paid or accrued by us for the years ended June 30, 2018 and 2017 to our President, Chief Operating Officer and our Chief Financial Officer (The "Named Executive Officers").

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)

OC Kim, President	2017	$213,333	$3,000	$–	–	$216,333
	2018	$220,000	$–	$–	–	$220,000

Yun J. (David) Lee, Chief Operating Officer	2017	$215,000	$3,500	$–	–	$218,500
	2018	$220,000	$–	$–	–	$220,000

Richard Walker, Chief Financial Officer (2)	2017	$130,833	$3,000	$–	$–	$133,833
	2018	$100,141	$–	$–	$–	$100,141

_____________________

(1) Represents the value of unused accrued vacation paid in cash.

(2) On April 6, 2018 Richard Walker resigned as Chief Financial Officer of the Company. Mr. Walker's resignation was not the result of any disagreement with respect to the Company's operations, policies or practices.

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Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the Named Executive Officers as of June 30, 2018. The only outstanding equity awards are stock options. No options were granted to the Named Executive Officers during the 2018 fiscal year. The options previously granted to our Named Executive Officers vest over periods ranging from one to three years and are subject to early termination on the occurrence of certain events related to termination of employment. In addition, the full vesting of options is accelerated if there is a change in control of the Company.

Options Awards

Name	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares that have not Vested (#)	Market Value of Shares that have not Vested ($)
OC Kim	–	–	–	–	–
Yun J. (David) Lee	100,000 (1)	$1.34	06/15/2022	–	–
	100,000 (2)	$0.45	06/11/2019	–	–

(1)	The option vests and is exercisable in full on the first anniversary of the date of the grant and has a ten-year term.
(2)	The option vests and is exercisable over two years as follows:
i.	50% of the shares underlying the option vest on the first anniversary of the date of the grant.
ii.	25% of the shares underlying the option vest eighteen months following the date of the grant.
iii.	25% of the shares underlying the option vest on the second anniversary of the date of the grant. The option originally had a five-year term and an expiration date of June 11, 2014. On June 10, 2014, the option was modified to extend the term an additional five years to June 11, 2019.

EMPLOYMENT CONTRACTS

On September 21, 2009, we entered into Change of Control Agreements with OC Kim, our President, and Yun J. (David) Lee, our Chief Operating Officer. Each Change of Control Agreement provides for a lump sum payment to the officer in case of a change of control of the Company. The term includes the acquisition of Common Stock of the Company resulting in one person or company owning more than 50% of the outstanding shares, a significant change in the composition of the Board of Directors of the Company during any 12-month period, a reorganization, merger, consolidation or similar transaction resulting in the transfer of ownership of more than fifty percent (50%) of the Company's outstanding Common Stock, or a liquidation or dissolution of the Company or sale of substantially all of the Company's assets.

The Change of Control Agreement with Mr. Kim calls for a payment of $5 million upon a change of control; the agreement with Mr. Lee calls for a payment of $2 million upon a change of control.

The Board of Directors has approved extension of the Change of Control Agreements with Mr. Kim and Mr. Lee through September 30, 2021.

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COMPENSATION DISCUSSION AND ANALYSIS

GENERAL PHILOSOPHY - We compensate our executive officers through a mix of base salary, bonus and stock options. Our compensation policies are designed to be competitive with comparable employers and to align management’s incentives with both near term and long-term interests of our stockholders. We use informal methods of benchmarking our executive compensation, based on the experience of our directors or, in some cases, studies of industry standards. Our compensation is negotiated on a case by case basis, with attention being given to the amount of compensation necessary to make a competitive offer and the relative compensation among our executive officers.

BASE SALARIES - We want to provide our senior management with a level of cash compensation in the form of base salary that facilitates an appropriate lifestyle given their professional status and accomplishments.

INCENTIVE COMPENSATION - Our practice is to award cash bonuses based upon performance objectives set by the Board of Directors. We maintain a bonus plan which provides our executive officers and non-executive officers the ability to earn cash bonuses based on the achievement of performance targets. The performance targets are established by the Board of Directors, and bonuses may be awarded to executive officers and non-executive officers on a quarterly basis. The actual amounts of cash bonuses to executive officers and non-executive officers are in the sole discretion of the Board of Directors. For fiscal 2018, the performance targets were based on achieving revenue and operating income targets.

SEVERANCE BENEFITS - We are generally an at will employer, and have no employment agreements with severance benefits; however, we have entered into Change of Control Agreements with certain of our executive officers, that provide them with lump sum payments in the event of a change in control of the Company.

RETIREMENT PLANS - We do not maintain any retirement plans.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of Franklin common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2018 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors hereby reports as follows:

1.       The Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and representatives of Haskell & White LLP (“Haskell & White”);

2.       The Audit Committee has discussed with Haskell & White the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Volume 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

3.       The Audit Committee has received the written disclosures and letter from Haskell & White required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communication with the Audit Committee concerning independence and has discussed Haskell & White’s independence with Haskell & White.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the Securities and Exchange Commission.

The Audit Committee:

Benjamin Chung, Chairman

Gary Nelson

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ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1:

PROPOSAL FOR ELECTION OF FIVE DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below, all of whom are currently serving as directors, be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as director if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees. Each nominee is currently a director of the Company.

Name	Age
OC Kim	53
Gary Nelson	78
Joon Won Jyoung	76
Johnathan Chee	55
Benjamin Chung	43

OC Kim has been our President, Secretary and a director since September 2003. Prior to joining Franklin Wireless, Mr. Kim was the CEO and President of Accetio Inc., a company he founded in April 2001 that developed cell phones and modules for the telecommunications industry. In September 2003, Accetio Inc. merged with Franklin Telecommunications Corp. and was renamed Franklin Wireless. Prior to this, Mr. Kim was the Chief Operating Officer of Axesstel Inc., a pioneering developer of CDMA Wireless Local Loop Products. Before joining Axesstel, he was the president of the U.S. sales office for Kolon Data Communications Co., Ltd., one of Korea's most prominent technology conglomerates. While at Kolon Data Communications, Mr. Kim helped introduce the first generation of CDMA phones to the Korean market through his work with Qualcomm Personal Electronics (QPE), a joint venture between Qualcomm Incorporated and Sony Electronics Inc. Mr. Kim began his career at Lucky Goldstar (LG) Electronics. He has more than 28 years of experience in sales, marketing, and operations management in the telecommunications and information systems industries. He earned a B.A. from Sogang University in Korea.

We believe Mr. Kim’s qualifications to serve as a director of the Company include his extensive business, operational and management experience in the wireless industry, including his current position as the Company’s President. In addition, his knowledge of the Company’s business, products, strategic relationships and future opportunities is of great value to the Company.

Gary Nelson has been a director since September 2003. Mr. Nelson was an early investor in Franklin Telecommunications Corp. in the 1980’s and served as a director from 2001 up until the Company’s merger with Accetio Inc. in September 2003, at which time the Company was renamed Franklin Wireless Corp. Following the merger, Mr. Nelson became a director and ultimately Chairman of the Board of Franklin Wireless Corp. He was co-founder and President of Churchill Mortgage Corporation, an income property mortgage banking firm based in Los Angeles, California, which was a loan correspondent for major life insurance companies and other financial institutions. In addition, Mr. Nelson was the Chief Operating Officer of Churchill Mortgage Capital, which is the loan origination arm of Churchill Mortgage Corporation. Mr. Nelson’s prior experience includes various marketing positions with Control Data Corporation and design engineering positions with North American Aviation where he worked on the Apollo Project.  He holds a B.S. in Mechanical Engineering from Kansas State University and an MBA from the University of Southern California.

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We believe that Mr. Nelson’s qualifications to serve as a director of the Company include his many years of business, operational and management experience including his previous position as President of Churchill Mortgage Corporation.  In addition, Mr. Nelson has served as a director of the Company for thirteen years, and brings a valuable historical perspective on the development of the Company’s business and its leadership.

Joon Won Jyoung has been a director since September 2009. He has been an active investor since 1997 and made early investments in Sewon Telecom, Telson Electronics and Pantech, three leading telecommunications companies based in Korea. From 2001 to 2007, Mr. Jyoung served as a director and Treasurer for Sewon Telecom. From 1992 to 1996, he served as President of Sneakers Classic Ltd., and from 1987 to 1991, he was Chairman of Empire State Bank in New York. From 1972 to 1982, he was Chairman of Downtown Mart, a distribution company in New York and Virginia. He holds a B.S. in Mathematics from Seoul National University and an M.S. in Statistics from the University of Connecticut.

We believe Mr. Jyoung’s qualifications to serve as a director of the Company include his extensive management experience in a diverse range of industries, including telecommunications, as well as his broad experience in international business matters.  Mr. Jyoung’s background and experience allow him to provide the Company’s Board of Directors with valuable knowledge and insight.

Johnathan Chee has been a director since September 2009.  He is an attorney and has owned the Law Offices of Johnathan Chee, in Niles, Illinois, since August 2007. Mr. Chee has represented clients in various business dealings and negotiations with Ameritech, SBC, Sprint and several wireless carriers in Latin America. Between 1998 and 2007, he served as an attorney with the C&S Law Group, P.C., in Glenview, Illinois. He holds a B.A. from the University of Illinois-Chicago and a J.D. from IIT Chicago-Kent College of Law. He is a member of the Illinois Bar Association.

We believe Mr. Chee’s qualifications to serve as a director of the Company include his experience as a business attorney that allow him to provide the Company’s Board of Directors with valuable knowledge of legal matters that may affect the Company.

Benjamin Chung has been a director since November 2011. He is a Certified Public Accountant and an experienced finance and accounting executive whose client base includes several telecommunications companies. He is currently a Partner in the accounting firm of Benjamin & Young, LLP.  Between September 2010 and July 2011 he served as International Controller for American Apparel, Inc., a publicly traded company. He served as an Audit Senior Manager in the accounting firm of BDO USA, LLP from October 2007 to August 2010 and completed an 18 month international rotation at BDO Daejoo Korea where he was promoted to an Audit Partner. Prior to BDO, he was the Director of Internal Audit for Big 5 Sporting Goods Corporation, a publicly traded company, from January 2006 to October 2007.  He holds a B.S. in Business Administration from California State Polytechnic University, Pomona.

We believe Mr. Chung’s qualifications to serve as a director of the Company include his experience as a certified public accountant and as controller for public companies, which will allow him to provide the Company’s Board of Directors with valuable knowledge of financial and accounting matters that may affect the Company.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

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ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Haskell & White LLP as the independent registered public accounting firm for the Company to audit the consolidated financial statements of the Company for fiscal year 2019. Although ratification by stockholders is not required by law, the Board of Directors has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of Haskell & White LLP, the Audit Committee may reconsider its selection.

The vote of a majority of the shares of Common Stock present or represented at the meeting is required for approval. Broker non-votes will be voted in favor of approval. Haskell & White LLP acted as the Company’s independent registered public accounting firm during the past fiscal year and, unless the Board of Directors appoints new independent accountants, Haskell & White LLP will continue to act in such capacity during the current fiscal year. It is anticipated that a representative of Haskell & White LLP will attend the Annual Meeting of Stockholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The aggregate fees billed for the two most recently completed fiscal periods for the audit of our annual financial statements and services provided by the independent registered public accounting firm were as follows:

	FY 2018	FY 2017
Audit Fees	$65,675	$67,020

Total Fees	$65,675	$67,020

In the above table, “Audit Fees” are fees billed by Haskell & White LLP for services provided in auditing the Company’s financial statements for the years ended June 30, 2018 and 2017.

Pre-Approval Policies and Procedures

The Board of Directors pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence. All of the services described above were approved in advance by the Board of Directors.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS AUDITORS FOR THE 2019 FISCAL YEAR.

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ACTIONS TO BE TAKEN AT THE MEETING (Continued)

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy and will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of Franklin's Annual Report on Form 10-K for the fiscal year ended June 30, 2018 may be obtained without charge by writing to the Corporate Secretary, Franklin Wireless Corp., 9707 Waples Street, Suite 150, San Diego, CA 92121.

Stockholders Proposals for the 2019 Annual Meeting

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2019 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before July 10, 2019. Such proposal must also meet the other requirements of the rules of the SEC relating to Stockholders’ proposals.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ OC Kim
OC Kim
President

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www.mountainsharetransfer.com

Franklin Wireless Corp. Notice of Annual Shareholders Meeting

Shareholder ID:	Control ID:

Date: December 21, 2018	Time: 2:00 p.m. Pacific Time
Location: 9707 Waples Street, Suite 150, San Diego, CA 92121

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all the important information contained in the proxy materials before voting. THE PROXY STATEMENT IS AVAILABLE AT: WWW.MOUNTAINSHARETRANSFER.COM/FKWL

If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before December 3, 2018.

How to Request Paper Copies of the Proxy Materials:

Facsimile	Internet	Email
Fax this letter to (404) 816-8830	www.mountainsharetransfer.com/fkwl Follow the on-screen instructions	vote@mountainsharetransfer.com Include your Shareholder ID

How to Vote (you may vote until 11:59 p.m. Pacific Time on December 20, 2018):

1.	By Internet: Please visit www.mountainsharehtransfer.com/fkwl
2.	By Facsimile: Please fax a signed Proxy Card to (404) 816-8830
3.	By Email: Please email a copy of a signed Proxy Card to: vote@mountainsharetransfer.com

VOTING ITEMS:

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

Nominees

01 OC Kim 02 Gary Nelson 03 Joon Won Jyoung 04 Johnathan Chee 05 Benjamin Chung

The Board of Directors recommends that you vote FOR the following proposals:

2.	To ratify the appointment of Haskell & White LLP as the Company's independent registered public accounting firm for the 2019 fiscal year.

Pursuant to Securities Exchange Commission (SEC) rules, you are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Please follow the instructions above to view the materials and vote, or request printed copies.

The Board of Directors has fixed the close of business on October 29, 2018 as the record date for the determination of stockholders entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $0.001 per share, they held on that date at the meeting, or any postponement or adjournment of the meeting.

Please Note: THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS CARD

Postal Address: P.O. Box 191767, Atlanta, GA 31119 Office: (303) 460-1149 Fax: (404) 816-8830

Overnight Delivery: 2030 Powers Ferry Road, Suite # 212, Atlanta, GA 30339

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